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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 30, 2003
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             The Saint James Company
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             (Exact Name of Registrant as Specified in its Charter)

   Delaware                         0-13738                    56-1426581
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(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
 incorporation)

               8723 Cambie Street, Vancouver, B.C. V6P 3J9, Canada
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                    (Address of principal executive offices)

                                 (604) 327-2008
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              (Registrant's telephone number, including area code)

                   18026 Circa Azul, San Antonio, Texas 78259
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         (Former name and former address, if changed since last report)


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This Amendment No. 1 to the Registrant's Current Report on Form 8-K dated
October 2, 2003 (the "Report") relates to the Registrant's completion of the acquisition of Funet Radio & Communications Corp.("Funet"). The purpose of this Amendment is to amend Item 7(a) to provide the financial statements of Funet and
Item 7(b) to provide the required pro forma financial information relating to the business combination between the Registrant and Funet on September 30, 2003 which were unavailable at the time the Registrant filed the Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A) Financial statements of business acquired:

             See Exhibit 99.1

         (B) Proforma financial information

             See Exhibit 99.2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003                The Saint James Company

                                       By: s/ Chih-Chang Chang
                                           -------------------------------------
                                           Chih-Chang Chang, CEO